SCHEDULE A

(as of June 14, 2018)

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange (Ticker)	Termination Date
Invesco BulletShares 2018 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2018 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2019 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2019 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2020 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2020 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2021 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2021 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2022 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2022 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2023 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2023 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2024 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2024 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2025 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2025 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares® 2026 High Yield Corporate Bond ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco BulletShares 2026 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares 2027 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco BulletShares® 2028 Corporate Bond ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco BulletShares® 2021 USD Emerging Markets Debt ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco BulletShares® 2022 USD Emerging Markets Debt ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20

Invesco BulletShares® 2023 USD Emerging Markets Debt ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco BulletShares® 2024 USD Emerging Markets Debt ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco Defensive Equity ETF	12/19/2017	[ ]	NYSE Arca, Inc.	04/30/19
Invesco Emerging Markets Debt Defensive ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco Emerging Markets Debt Value ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco High Yield Defensive ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco High Yield Value ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco Investment Grade Defensive ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco Investment Grade Value ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco Multi-Factor Core Fixed Income ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco Multi-Factor Core Plus Fixed Income ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco Multi-Factor Large Cap ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco Strategic US ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco Strategic US Small Company ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco Strategic Developed ex-US ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco Strategic Developed ex-US Small Company ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco Strategic Emerging Markets ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco U.S. Large Cap Optimized Volatility ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate on the day and year first above written.

Invesco Exchange-Traded Self-Indexed Fund Trust, on behalf of each Fund listed on Schedule A

By:

Name: Daniel E. Draper
Title: President

Invesco Distributors, Inc.

By:
Name: Brian C. Thorp
Title: Vice President